UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.    )

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Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material pursuant to §240.14a-12

GREAT AJAX CORP.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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*** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on June 7, 2016. Meeting Information GREAT AJAX CORP. Meeting Type: Annual Meeting For holders as of: April 11, 2016 Date: June 7, 2016 Time: 9:00 AM, Eastern Time Location: Morrison & Foerster LLP 250 West 55th Street New York, NY 10019-9601 You are receiving this communication because you hold shares in the company named above. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. GREAT AJAX CORP. 9400 SW BEAVERTON-HILLSDALE HIGHWAY SUITE 131 BEAVERTON, OR 97005 E05675-P78141 See the reverse side of this notice to obtain proxy materials and voting instructions.

GREAT AJAX CORP. 9400 SW BEAVERTON-HILLSDALE HIGHWAY SUITE 131 BEAVERTON, OR 97005VOTE BY INTERNET - www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:E05673-P78141KEEP THIS PORTION FOR YOUR RECORDSTHIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.DETACH AND RETURN THIS PORTION ONLYGREAT AJAX CORP.For WithholdFor AllTo withhold authority to vote for any individualThe Board of Directors recommends you vote FOR the following:AllAllExceptnominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.1. Election of Directors (Proposal 1)Nominees:! ! !01) Lawrence Mendelsohn 02) Russell Schaub 03) Steven L. Begleiter 04) John C. Condas05) Jonathan Bradford Handley, Jr. 06) Daniel Hoffman 07) J. Kirk Ogren, Jr.The Board of Directors recommends you vote FOR Proposal 2:For Against Abstain2. To adopt the 2016 Equity Incentive Plan so that the Company may grant and pay equity incentive awards to its directors, officers, key employees ! ! ! and service providers;The Board of Directors recommends you vote FOR Proposal 3:3. To ratify the appointment of Moss Adams LLP to serve as our registered independent public accounting firm for the year ending December 31, 2016; and ! ! !NOTE: We may conduct such other business as may properly come before the meeting or any adjournment thereof.For address changes and/or comments, please check this box ! and write them on the back where indicated. Please indicate if you plan to attend this meeting. ! !Yes NoPlease sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice of Annual Meeting, the Proxy Statement and Annual Report Form 10-K for the year ended December 31, 2015 are available at www.proxyvote.com.E05674-P78141GREAT AJAX CORP. Annual Meeting of Stockholders June 7, 2016, 9:00 AM This proxy is solicited by the Board of DirectorsThe stockholder(s) hereby appoint(s) Lawrence Mendelsohn and Irving Potter, or any of them, as proxies, each with the power to appoint their substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock, $0.01 par value per share, of Great Ajax Corp. at the Annual Meeting of Stockholders to be held at 9:00 AM, Eastern Time on June 7, 2016, at the offices of Morrison & Foerster LLP, 250 West 55th Street, New York, NY 10019-9601, and any adjournment or postponement thereof.This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.For Proposal 1 (election of directors), you may either vote "FOR" all of the nominees to the Board of Directors or you may "WITHHOLD" your vote for all of the nominees or for any nominee that you specify. For Proposal 2 (adoption of 2016 Equity Incentive Plan), you may vote “FOR” or “AGAINST” such proposal or “ABSTAIN” from voting. For Proposal 3 (ratification of the appointment of Moss Adams LLP), you may vote "FOR" or "AGAINST" such proposal or "ABSTAIN" from voting. The procedures for voting are set forth on the reverse side.The shares represented by this Proxy will be voted as directed by the undersigned. If no direction is given when the duly executed Proxy is returned, such shares will be voted "FOR" all nominees in Proposal 1, "FOR" Proposal 2, and "FOR" Proposal 3.Address Changes/Comments:(If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.)Continued and to be signed on reverse side